Aetna Variable Encore Fund d/b/a

                              AETNA MONEY MARKET VP


                         Supplement dated April 1, 1999

The information in this Supplement for Aetna Money Market VP amends the information contained in the Prospectus dated May 1, 1998. This Supplement should be read with the Prospectus.


Effective April 1, 1999, the following replaces the section entitled "Management of the Fund - Portfolio Management" on page 5 of the Prospectus:

Len Carlson, Managing Director, Aeltus, has been managing Money Market since April 1999. Mr. Carlson joined the Aetna organization in 1985 as an investment analyst, and has been managing fixed-income portfolios for several institutional accounts since 1987.





X.AETNA-98-5                                                         April 1999